CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2007             /s/ Douglas Lindgren
     ------------------------    -----------------------------------------------
                                  Douglas Lindgren, Principal Executive Officer (principal executive officer)


I, C. Philip Tazza, Principal Accounting Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2007              /s/ C. Philip Tazza
     ------------------------     ----------------------------------------------
                                   C. Philip Tazza, Principal Accounting
                                   Officer
                                   (principal financial officer)